                                 SCHEDULE 14A
         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

Filed by the Registrant(s)          / X /

Filed by a party other than the Registrant     /   /

Check the appropriate box:

/ X / Preliminary Proxy Statement

/   /  Definitive Proxy Statement

/   / Definitive Additional Materials

/   / Soliciting Material under Rule 14a-12

                         OPPENHEIMER REAL ESTATE FUND
         ------------------------------------------------------------
             (Name of Registrant(s) as Specified in Its Charter)

                                SAME AS ABOVE
         ------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ X / No Fee Required

/   / Fee Computed on table below per Exchange Act Rules 14a
      -6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11:  1(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/   / Fee paid previously with preliminary materials.
/   / Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(4)   Date Filed:

---------------------------------------

                         OPPENHEIMER REAL ESTATE FUND

                 6803 South Tucson Way, Centennial, CO 80112

                  Notice of Special Meeting of Shareholders
                           To Be Held April 5, 2007

To the Shareholders of Oppenheimer Real Estate Fund:

Notice is hereby given that a special meeting of the Shareholders (the
"Meeting") of Oppenheimer Real Estate Fund (the "Fund") will be held on April
5, 2007 at 1:00 P.M. Mountain Time, as may be adjourned from time to time.
The meeting will be held at the Fund's offices located at 6803 South Tucson
Way, Centennial, Colorado 80112.

At the Meeting, shareholders of the Fund will vote on the following:

1.    A proposal to elect eleven Trustees;

2.    A proposal  to change the Fund's  status  from a  diversified  fund to a non-diversified fund; and

3.    To  transact  such  other  business  as may  properly  come  before  the
      Meeting, or any adjournments thereof.

      Any shareholder who owned shares of the Fund at the close of business on January 11, 2007 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting.  Please read the full text of the enclosed Proxy
Statement for a complete understanding of the proposals.

            YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
                        WE URGE YOU TO VOTE PROMPTLY.
                           YOUR VOTE IS IMPORTANT.
   PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY
                                VOTING TODAY.

Dated: February 12, 2007

                                            By Order of the Board of Trustees,
                                                     Robert G. Zack, Secretary

                         OPPENHEIMER REAL ESTATE FUND

                       SPECIAL MEETING OF SHAREHOLDERS
                                  to be held
                                April 5, 2007

      This is a Proxy Statement for the Oppenheimer Real Estate Fund (the
"Fund").  The Board of Trustees ("Board") of the Fund is soliciting proxies for the special meeting of the Fund's shareholders to approve proposals that have already been approved by the Board.

      The Board has sent you this Proxy Statement to ask for your vote on several proposals affecting the Fund.  The Fund will hold a special meeting of Shareholders on April 5, 2007 at 1:00 p.m. Mountain Time, as may be
adjourned from time to time (the "Meeting").  The Meeting will be held at the
Fund's offices located at 6803 South Tucson Way, Centennial, Colorado 80112 in order to consider the proposals described in this Proxy Statement.

      Any shareholder who owned shares of the Fund on January 11, 2007 (the
"Record Date") will receive notice of the Meeting and will be entitled to vote at the meeting or any adjournment or postponement of the meeting.
Shareholders are entitled to cast one vote for each full share and fractional vote for each fractional share they own on the Record Date.

      You should read the entire Proxy Statement before voting.  Please call
1-800-225-5677 (1-800-CALL-OPP) if you have any questions about this Proxy
Statement or the proposals described in the Proxy Statement.

      The Fund expects to mail the Notice of Special Meeting, this Proxy
Statement and the proxy ballot to shareholders on or about February 12, 2007.

      The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the
"SEC").  You can inspect and copy proxy statements, reports and other information at the SEC's Public Reference Room in Washington, D.C. (Phone:
1-202-942-8090) or the EDGAR database on the SEC's website at www.sec.gov.
Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the
SEC's Public Reference Section, Washington, D.C. 20549-0102.

      The Annual Report to Shareholders of the Fund dated April 30, 2006 and the Semi-Annual Report to Shareholders of the Fund dated October 31, 2006, have previously been sent to shareholders.  Upon request, the Fund's annual
and semi-annual reports are available at no cost.   You may receive a free
copy of these documents by visiting the website at www.oppenheimerfunds.com, writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, or by
calling toll-free 1.800-225-5677 (1-800-CALL-OPP).

                            QUESTIONS AND ANSWERS

Q.   What proposals am I being asked to vote on?

A.   You are being asked to vote on the following proposals:

1.   To elect eleven members to the Board of Trustees; and

2.   To  change  the  Fund's   status  from  a   diversified   fund  to  a
     non-diversified fund.

Q.   Has the Fund's Board approved the Proposals?

A.   Yes. The Board  unanimously  approved the proposals and recommends  that you vote to approve each proposal.

Q.   Why am I being asked to elect eleven Trustees?

A.   Section 16(a) of the Investment Company Act of 1940 ("Investment Company
Act") requires that at least a majority of the Fund's Trustees be elected by the shareholders.  In addition, under this section, new Trustees cannot be appointed by the existing Trustees to fill vacancies created by retirements,  resignations or an expansion of the Board unless,  after those appointments,  at least 66.67%
of the Trustees have been elected by shareholders.

     The Fund's Board  currently  consists of 11 Trustees.  All of the Trustees, except Brian F. Wruble, were elected to the Board by shareholders of the Fund on
September  26, 2005.  Mr.  Wruble was  appointed as a member of the Board by the
Fund's  Trustees on December  10,  2005.  The Fund's  Trustees  also elected Mr.
Wruble to serve as Chairman of the Board effective January 1, 2007.

     The  current  composition  of the Board meets the  regulatory  requirements described  above.  However,  in order  for the Fund to  submit  for  shareholder approval the election of a single Trustee, the Fund is required under its bylaws
to  also  submit  for  shareholder   approval  the  election  of  all  Trustees.
Consequently,  the  election  of each of the Fund's  current  Trustees  is being submitted for  shareholder  approval.  Approval by shareholders of this proposal would give the Board  flexibility  to appoint one or more Trustees in the future while assuring compliance with the regulatory  requirements discussed above. The
Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), also believes it is in the  Fund's  and its  shareholders'  best  interests  that  the  Fund's
Chairman be elected by shareholders.

Q.   Why am I being  asked to  approve a change in the Fund's  status  from a diversified fund to a non-diversified fund?

A.   The Fund currently  operates as a diversified  fund under the Investment
Company Act. The Fund may change from a  diversified  fund to a  non-diversified fund only if the change is approved by the Fund's shareholders.

     As a diversified  fund,  the Fund,  as to 75% of its total  assets,  cannot invest more than 5% of its assets in the  securities of a particular  issuer and cannot hold more than 10% of the  outstanding  voting  securities of the issuer.
The proposed change to non-diversified status would enable the Fund to invest in a particular issuer above these limits.

     Recently,  consolidation  in the REIT industry has created a number of very large  companies  that are included in the FTSE NAREIT Equity Index,  the Fund's benchmark  index.  As a diversified  fund, the Fund is limited in its ability to take  overweight  positions in principal  benchmark  constituents.  The proposed change to  non-diversified  status is  intended  to  provide  the Fund with more investment flexibility to respond to consolidation in the REIT industry and take larger positions in one or more issuers in the REIT industry.

Q.   Will the proposed changes in the fundamental  investment policies change the investment objective or investment risks of the Fund?

A.   The Fund will continue to be managed according to its current investment objective and investment strategies.

     The proposed  change to  non-diversification  status is intended to provide the Fund with greater  investment  flexibility  to respond to future  investment opportunities.  However, the ability to invest a higher percentage of its assets in the  securities  of a particular  issuer could subject the Fund to additional risk of loss if those securities lose market value.

Q.   When will the Meeting be held?

A.   The Meeting will be held on April 5, 2007, unless it is adjourned.

Q.   Will the Trustees attend the Meeting?

A.   No.  The  Trustees  are not  required  to attend nor do they plan to attend the Meeting.

Q.   How do I vote my shares?

A.   You can vote your shares by  completing  and signing the enclosed  proxy ballot(s),  and  mailing  the  proxy  ballot(s)  in the  enclosed  postage  paid envelope.  You also may vote your  shares by  telephone  or via the  internet by following the  instructions  on the attached  proxy  ballot(s) and  accompanying materials.

     If you need  assistance,  or have any questions  regarding the proposals or how to vote your shares, please call 1-800-225-5677 (1-800-CALL-OPP).

                                  PROPOSAL 1
                             ELECTION OF TRUSTEES

      At the Meeting, eleven Trustees are proposed to be elected.
Section 16(a) of the Investment Company Act requires that at least a majority of the Fund's Trustees be elected by the shareholders.  In addition, under this section, new Trustees cannot be appointed by the existing Trustees to fill vacancies created by retirements, resignations or an expansion of the
Board unless, after those appointments, at least 66.67% of the Trustees have been elected by shareholders.

      The Fund's Board currently consists of 11 Trustees.  All of the
Trustees, except Brian F. Wruble, were elected to the Board by shareholders of the Fund on September 26, 2005.  Mr. Wruble was appointed as a member of the Board by the Fund's Trustees on December 10, 2005.  The Fund's Trustees
also elected Mr. Wruble to serve as Chairman of the Board effective January
1, 2007.

      The current composition of the Board meets the regulatory requirements described above.  However, in order for the Fund to submit for shareholder approval the election of a single Trustee, the Fund is required under its bylaws to also submit for shareholder approval the election of all Trustees.
Consequently, the election of each of the Fund's current Trustees is being submitted for shareholder approval.  Approval by shareholders of this proposal would give the Board flexibility to appoint one or more Trustees in the future while assuring compliance with the regulatory requirements discussed above.  The Manager also believes it is in the Fund's and its shareholders' best interests that the Fund's Chairman be elected by shareholders.

      The Fund is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Trustees will hold office until their successors are duly elected and shall have qualified. If a nominee should be unable to accept election or serve his or her term, or resign, the Board of Trustees may, subject to the Investment Company Act, in its discretion, select another person to fill the vacant position.

      Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a
Trustee or to take other action described in the Fund's Declaration of Trust.
Also, if at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees.

      Each of the Trustees serves as trustee or director of other funds in the Oppenheimer family of funds.  Except for Mr. Murphy, the Trustees are not
"interested persons" of the Fund within the meaning of the Investment Company
Act (the "Independent Trustees"). Mr. Murphy is an "interested person" (as that term is defined in the Investment Company Act) of the Fund because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr.
Murphy was appointed as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a Trustee of the Fund.

      The Fund's Trustees and length of service as well as their principal occupations and business affiliations during the past five years are listed in the tables below. The information for the Independent Trustees also includes, as of December 31, 2006, the dollar range of shares of the Fund, and the aggregate dollar range of shares beneficially owned, in any of the
Oppenheimer funds overseen by the Trustees. The address of each Trustee, unless otherwise noted, is 6803 S. Tucson Way, Centennial, CO 80112-3924.
The Trustees are not required to attend nor do they plan to attend this
Meeting.

     What Factors Did The Board Consider In Selecting The Nominees?

      The Governance Committee of the Fund serves as the nominating committee for the Fund's Board.  The members of the Governance Committee, each of whom is an Independent Trustee, recommended that each Trustee be approved by shareholders listed below to the Board.  After due consideration, the Board recommended to shareholders the election of each Nominee.  In making the recommendation, the Board and the Governance Committee took into consideration a number of factors, including the knowledge, background, and experience of each Nominee.

     The following Trustees are proposed to be elected by shareholders:

             Independent Trustees
             --------------------------------------------------------------------------------
                                                                                 Aggregate
                                                                     Dollar    Dollar Range
             Name,            Principal Occupation(s) During the    Range of     Of Shares
             Position(s)      Past 5 Years; Other                    Shares    Beneficially
             Held with the    Trusteeships/Directorships Held;     Beneficially  Owned in
             Fund, Length of  Number of Portfolios in the Fund      Owned in    Supervised
             Service, Age     Complex Currently Overseen            the Fund       Funds
             --------------------------------------------------------------------------------
             --------------------------------------------------------------------------------
                                                                    As of December 31, 2006
             --------------------------------------------------------------------------------
             --------------------------------------------------------------------------------
             Brian F. Wruble, General Partner of Odyssey           None        Over $100,000
             Chairman of the  Partners, L.P. (hedge fund) (since
             Board of         September 1995); Director of
             Trustees since   Special Value Opportunities Fund,
             2007,            LLC (registered investment company)
             Trustee since    (since September 2004); Investment
             2005,            Advisory Board Member of Zurich
             Age: 63          Financial Services (insurance)
                              (since October 2004); Board of
                              Governing Trustees of The Jackson
                              Laboratory (non-profit) (since
                              August 1990); Trustee of the
                              Institute for Advanced Study
                              (non-profit educational institute)
                              (since May 1992); Special Limited
                              Partner of Odyssey Investment
                              Partners, LLC (private equity
                              investment) (January 1999-September
                              2004) and Managing Principal (1997-
                              December 1998); Trustee of Research
                              Foundation of AIMR (2000-2002)
                              (investment research, non-profit);
                              Governor, Jerome Levy Economics
                              Institute of Bard College (August
                              1990-September 2001) (economics
                              research); Director of Ray &
                              Berendtson, Inc. (May 2000-April
                              2002) (executive search firm).
                              Oversees 59 portfolios in the
                              OppenheimerFunds complex.
             --------------------------------------------------------------------------------
             --------------------------------------------------------------------------------
             Matthew P. Fink, Trustee of the Committee for         None        Over $100,000
             Trustee since    Economic Development (policy
             2005             research foundation) (since 2005);
             Age: 66          Director of ICI Education
                              Foundation (education foundation)
                              (October 1991-August 2006);
                              President of the Investment Company
                              Institute (trade association)
                              (October 1991-June 2004); Director
                              of ICI Mutual Insurance Company
                              (insurance company) (October
                              1991-June 2004). Oversees 49
                              portfolios in the OppenheimerFunds
                              complex.
             --------------------------------------------------------------------------------
             --------------------------------------------------------------------------------
             Robert G.        A director or trustee of other       None        Over $100,000
             Galli,           Oppenheimer funds. Oversees 59
             Trustee since    portfolios in the OppenheimerFunds
             2005             complex.
             Age: 73
             --------------------------------------------------------------------------------
             --------------------------------------------------------------------------------
             Phillip A.       Distinguished Presidential Fellow    None        None
             Griffiths,       for International Affairs (since
             Trustee since    2002) and Member (since 1979) of
             2005             the National Academy of Sciences;
             Age: 68          Council on Foreign Relations (since
                              2002); Director of GSI Lumonics
                              Inc. (precision medical equipment
                              supplier) (since 2001); Senior
                              Advisor of The Andrew W. Mellon
                              Foundation (since 2001); Chair of
                              Science Initiative Group (since
                              1999); Member of the American
                              Philosophical Society (since 1996);
                              Trustee of Woodward Academy (since
                              1983); Foreign Associate of Third
                              World Academy of Sciences; Director
                              of the Institute for Advanced Study
                              (1991-2004); Director of Bankers
                              Trust New York Corporation
                              (1994-1999); Provost at Duke
                              University (1983-1991). Oversees 49
                              portfolios in the OppenheimerFunds
                              complex.
             --------------------------------------------------------------------------------
             --------------------------------------------------------------------------------
             Mary F. Miller,  Trustee of the American Symphony     None        Over $100,000
             Trustee since    Orchestra (not-for-profit) (since
             2005             October 1998); and Senior Vice
             Age: 64          President and General Auditor of
                              American Express Company (financial
                              services company) (July
                              1998-February 2003). Oversees 49
                              portfolios in the OppenheimerFunds
                              complex.
             --------------------------------------------------------------------------------
             --------------------------------------------------------------------------------
             Joel W. Motley,  Director of Columbia Equity          None        Over $100,000
             Trustee since    Financial Corp. (privately-held
             2005             financial adviser) (since 2002);
             Age: 54          Managing Director of Carmona
                              Motley, Inc. (privately-held
                              financial adviser) (since January
                              2002); Managing Director of Carmona
                              Motley Hoffman Inc. (privately-held
                              financial adviser) (January
                              1998-December 2001); Member of the
                              Finance and Budget Committee of the
                              Council on Foreign Relations, the
                              Investment Committee of the
                              Episcopal Church of America, the
                              Investment Committee and Board of
                              Human Rights Watch and the
                              Investment Committee of Historic
                              Hudson Valley. Oversees 49
                              portfolios in the OppenheimerFunds
                              complex.
             --------------------------------------------------------------------------------
             --------------------------------------------------------------------------------
             Kenneth A.       Director of Dominion Resources,      None        Over $100,000
             Randall,         Inc. (electric utility holding
             Trustee since    company) (February 1972-October
             2005             2005); Former Director of Prime
             Age: 79          Retail, Inc. (real estate
                              investment trust), Dominion Energy
                              Inc. (electric power and oil & gas
                              producer), Lumberman's Mutual
                              Casualty Company, American
                              Motorists Insurance Company and
                              American Manufacturers Mutual
                              Insurance Company; Former President
                              and Chief Executive Officer of The
                              Conference Board, Inc.
                              (international economic and
                              business research). Oversees 49
                              portfolios in the OppenheimerFunds
                              complex.
             --------------------------------------------------------------------------------
             --------------------------------------------------------------------------------
             Russell S.       Chairman of The Directorship Search  None        $10,001 to
             Reynolds, Jr.,   Group, Inc. (corporate governance                $50,000
             Trustee since    consulting and executive
             2005             recruiting) (since 1993); Life
             Age: 75          Trustee of International House
                              (non-profit educational
                              organization); Founder, Chairman
                              and Chief Executive Officer of
                              Russell Reynolds Associates, Inc.
                              (1969-1993); Banker at J.P. Morgan
                              & Co. (1958-1966); 1st Lt.
                              Strategic Air Command, U.S. Air
                              Force (1954-1958). Oversees 49
                              portfolios in the OppenheimerFunds
                              complex.
             --------------------------------------------------------------------------------
             --------------------------------------------------------------------------------
             Joseph M.        Director  of the  following  medical $50,001 to  Over $100,000
             Wikler,          device  companies:  Medintec  (since $100,000
             Trustee since    1992)  and  Cathco   (since   1996);
             2002             Director   of  Lakes   Environmental
             Age: 65          Association (since 1996);  Member of
                              the  Investment   Committee  of  the
                              Associated   Jewish   Charities   of
                              Baltimore (since 1994);  Director of
                              Fortis/Hartford     mutual     funds
                              (1994-December  2001).  Oversees  49
                              portfolios  in the  OppenheimerFunds
                              complex.
             --------------------------------------------------------------------------------
             --------------------------------------------------------------------------------
             Peter I. Wold,   President  of Wold  Oil  Properties, Over        Over $100,000
             Trustee since    Inc.  (oil and gas  exploration  and $100,000
             2002             production  company)  (since  1994);
             Age: 58          Vice   President,    Secretary   and
                              Treasurer  of  Wold  Trona  Company,
                              Inc.   (soda  ash   processing   and
                              production)   (since   1996);   Vice
                              President  of  Wold  Talc   Company,
                              Inc.  (talc  mining)  (since  1999);
                              Managing Member of  Hole-in-the-Wall
                              Ranch   (cattle   ranching)   (since
                              1979);  Director and Chairman of the
                              Denver   Branch   of   the   Federal
                              Reserve    Bank   of   Kansas   City
                              (1993-1999);    and    Director   of
                              PacifiCorp.    (electric    utility)
                              (1995-1999).  Oversees 49 portfolios
                              in the OppenheimerFunds complex.
             --------------------------------------------------------------------------------

Interested Trustee

      Mr. Murphy's address is Two World Financial Center, 225 Liberty Street,
New York, NY 10281-1008.

----------------------------------------------------------------------------
Name,                  Principal Occupation(s) During Past 5 Years;
Position(s) Held with  Other Trusteeships/Directorships Held by Trustee;
Fund,                  Number of Portfolios in Fund Complex Currently
Length of Service      Overseen by Trustee
Age
----------------------------------------------------------------------------
----------------------------------------------------------------------------
John V. Murphy,        Chairman, Chief Executive Officer and director
President and          (since June 2001) and President (since September
Trustee since 2001     2000) of the Manager; President and a director or
Age: 56                trustee of other Oppenheimer funds; President and a
                       director (since July 2001) of Oppenheimer
                       Acquisition Corp. (the Manager's parent holding
                       company) and of Oppenheimer Partnership Holdings,
                       Inc. (a holding company subsidiary of the Manager);
                       a director (since November 2001) of
                       OppenheimerFunds Distributor, Inc. (a subsidiary of
                       the Manager); Chairman and a director (since July
                       2001) of Shareholder Services, Inc. and of
                       Shareholder Financial Services, Inc. (transfer
                       agent subsidiaries of the Manager); President and a
                       director (since July 2001) of OppenheimerFunds
                       Legacy Program (a charitable trust program
                       established by the Manager); a director of the
                       investment advisory subsidiaries of the Manager:
                       OFI Institutional Asset Management, Inc. and
                       Centennial Asset Management Corporation (since
                       November 2001), HarbourView Asset Management
                       Corporation and OFI Private Investments, Inc.
                       (since July 2001); President (since November 1,
                       2001) and a director (since July 2001) of
                       Oppenheimer Real Asset Management, Inc.; a director
                       (since November 2001) of Trinity Investment
                       Management Corp. and Tremont Advisers, Inc.
                       (investment advisory affiliates of the Manager);
                       Executive Vice President (since February 1997) of
                       Massachusetts Mutual Life Insurance Company (the
                       Manager's parent company); a director (since June
                       1995) of DLB Acquisition Corporation (a holding
                       company that owns the shares of David L. Babson &
                       Company, Inc.).  Oversees 96 portfolios as
                       Trustee/Director and serves as an officer for 96
                       portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------

General Information Regarding the Board of Trustees.

      The Fund is governed by the Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The
Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager and
Cornerstone Real Estate Advisers LLC, the Fund's sub-advisor, who are responsible for the Fund's day-to-day operations.  The Board held 9 meetings during the Fund's fiscal year ended April 30, 2006.  Each Trustee was present for at least 75% of the aggregate number of meetings and all committees on which that Trustee served that were held during the period.

Committees of the Board of Trustees.

      The Board of Trustees has three standing committees: an Audit
Committee, a Regulatory & Oversight Committee and a Governance Committee.
Each committee is comprised solely of Independent Trustees. The members of the Audit Committee are Joel W. Motley (Chairman), Mary F. Miller, Kenneth A.
Randall, Russell S. Reynolds, Jr., Joseph M. Wikler and Peter I. Wold. The
Audit Committee held 6 meetings during the Fund's fiscal year ended April 30,
2006. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm
(also referred to as the "Independent Auditors"). Other main functions of the
Audit Committee outlined in the Audit Committee Charter include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's
Independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit
Department; (iv) maintaining a separate line of communication between the
Fund's Independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's Independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's Independent
Auditors, including tax services, that are not prohibited by the
Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the
Manager.

      The members of the Regulatory & Oversight Committee are Robert G. Galli
(Chairman), Matthew P. Fink, Phillip A. Griffiths, Joel W. Motley and Joseph
M. Wikler. The Regulatory & Oversight Committee held 6 meetings during the
Fund's fiscal year ended April 30, 2006. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory, Subadvisory and Distribution Agreements,
transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the
Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's Charter.

      The members of the Governance Committee are Phillip A. Griffiths
(Chairman), Matthew P. Fink, Mary F. Miller, Kenneth A. Randall, Russell S.
Reynolds, Jr. and Peter I. Wold. The Governance Committee held 10 meetings during the Fund's fiscal year ended April 30, 2006. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of
Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund's proxy voting, among other duties set forth in the Governance Committee's Charter, a copy of which may be accessed at www.oppenheimerfunds.com.

      The Governance Committee's functions also include the selection and nomination of Trustees, including Independent Trustees for election. The
Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

      To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The Governance Committee will consider nominees recommended by
Independent Board members or recommended by any other Board members including
Board members affiliated with the Fund's Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008, to the attention of the Board of Trustees of Oppenheimer Real
Estate Fund, c/o the Secretary of the Fund.

      Submissions should, at a minimum, be accompanied by the following: (1)
the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment
Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the
Investment Company Act. In addition, certain other relationships with
Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person."

      The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an
"interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no differences in the manner in which the Governance
Committee evaluates trustee nominees, whether the nominee is recommended by a shareholder, a current Trustees or management. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Compensation of Trustees

      The Independent Trustees receive compensation for service as a Trustee and as a Committee member (if applicable) and are reimbursed for expenses incurred in connection with attending such Board and Committee meetings. The
Fund pays a share of these expenses.

      The  officers of the Fund and one  Trustee of the Fund (Mr.  Murphy) are
affiliated  with the Manager  and receive no salary or fee from the Fund.  The remaining  Trustees of the Fund received the compensation shown below from the
Fund with  respect  to the  Fund's  fiscal  year  ended  April 30,  2006.  The compensation  from all  Oppenheimer  funds  (including  the  Fund)  represents compensation  received  for  serving as a director  or trustee and member of a committee  (if  applicable)  of the boards of those funds  during the calendar year 2006.

--------------------------------------------------------------------------------------
Name and Other Fund      Aggregate                     Estimated          Total
                                       Retirement
                                        Benefits
                       Compensation    Accrued as       Annual        Compensation
Position(s) (as          From the     Part of Fund   Benefits Upon    From the Fund
applicable)               Fund(1)       Expenses     Retirement(2)  and Fund Complex
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                       Fiscal year ended April 30,                     Year ended
                                   2006                             December 31, 2006
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian F. Wruble(3)         $220           $122        $49,899(4)      $241,260 (5)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Matthew P. Fink            $245           $120          $9,646          $113,472
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Galli            $279          $1,198      $107,096((6))   $264,812 ((7))
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip A. Griffiths     $325((8))        $714          $42,876         $150,760
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mary F. Miller             $230           $231          $11,216         $106,792
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joel W. Motley           $325((9))        $372          $27,099         $150,760
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kenneth A. Randall         $289        None(1(0))       $91,953         $134,080
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Russell S. Reynolds, Jr.   $238           $834          $72,817         $110,120
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joseph M. Wikler       $1,335((11))       $852          $26,401          $99,080
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Peter I. Wold             $1,335          $507          $25,454          $99,080
--------------------------------------------------------------------------------------
1.    "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.
2.    "Estimated Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits as described below under "Retirement and
   Compensation Plans for Trustees."
3.    Mr. Wruble became Chairman of the Fund on January 1, 2007.
4.    Estimated benefits to be paid to Mr. Wruble for serving as a director or trustee of other Oppenheimer funds.  Mr. Wruble's service as a director or trustee of such funds will not be counted towards the fulfillment of his eligibility requirements for payments under the Board's retirement plan, described below.
5.    Includes $135,500 paid to Mr. Wruble for serving as a director or trustee of other Oppenheimer funds (at December 31, 2006).
6.    Includes $49,811 estimated benefits to be paid to Mr. Galli for serving as a director or trustee of other Oppenheimer funds.
7.    Includes $135,500 paid to Mr. Galli for serving as a director or trustee of other Oppenheimer funds (at December 31, 2006).
8.    Includes $325 deferred by Mr. Griffiths under the Compensation Deferral
   Plan described below.
9.    Includes $130 deferred by Mr. Motley under the Compensation Deferral
   Plan described below.
10.   Due to actuarial considerations, no additional retirement benefits were accrued with respect to Mr. Randall.
11.   Includes $114 deferred by Mr. Wikler under the Compensation Deferral
   Plan described below.

Retirement and Compensation Deferral Plans for Trustees

      The Fund had adopted a retirement plan that provided for payments to retired Independent Trustees. The retirement plan was terminated on December
31, 2006.  Under the retirement plan, payments were up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any fund overseen by the Board for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The amount of retirement benefits a
Trustee is or was eligible to receive is based on the amount of the Trustee's compensation and the length of his or her service on the Board.

      The Board of  Trustees  has  adopted a  Compensation  Deferral  Plan for
Independent  Trustees  that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive.  Under the plan,  the compensation  deferred  by a Trustee  is  periodically  adjusted  as though an equivalent  amount  had been  invested  in shares  of one or more  Oppenheimer funds  selected by the Trustee.  The amount paid to the Trustee under the plan will be  determined  based upon the amount of  compensation  deferred  and the performance of the selected funds.

      Deferral  of the  Trustees'  fees  under  the plan  will not  materially affect the Fund's assets,  liabilities or net income per share.  The plan will not  obligate  the Fund to retain the  services  of any  Trustee or to pay any particular  level of compensation to any Trustee.  Pursuant to an Order issued by the SEC,  the Fund may invest in the funds  selected by the  Trustee  under the plan without  shareholder  approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Officers

      Information  is given below  about the  executive  officers  who are not
Trustees of the Fund,  including  their  business  experience  during the past five years.  Each officer holds the same offices with one or more of the other funds in the OppenheimerFunds complex.

      The  addresses  of the  officers in the chart below are as follows:  for
Messrs.  Gillespie and Zack and Ms. Bloomberg, Two World Financial Center, 225
Liberty  Street,  New  York,  New  York  10281-1008,   for  Messrs.  Petersen,
Szilagyi,  Vandehey and Wixted and Ms. Ives,  6803 S. Tucson Way,  Centennial,
Colorado  80112-3924.  Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

--------------------------------------------------------------------------------------
Name, Position(s) Held  Principal Occupation(s) During Past 5 Years
with Fund, Length of
Service, Age
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer of the
Vice President and      Manager (since March 2004); Vice President of
Chief Compliance        OppenheimerFunds Distributor, Inc., Centennial Asset
Officer since 2004      Management Corporation and Shareholder Services, Inc. (since
Age: 56                 June 1983). Former Vice President and Director of Internal
                        Audit of the Manager (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer of the Manager (since
Treasurer and           March 1999); Treasurer of the following: HarbourView Asset
Principal Financial &   Management Corporation, Shareholder Financial Services,
Accounting Officer      Inc., Shareholder Services, Inc., Oppenheimer Real Asset
since 2002              Management Corporation, and Oppenheimer Partnership
Age: 47                 Holdings, Inc. (since March 1999), OFI Private Investments,
                        Inc. (since March 2000), OppenheimerFunds International Ltd.
                        (since May 2000), OppenheimerFunds plc (since May 2000), OFI
                        Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust
                        program established by the Manager) (since June 2003);
                        Treasurer and Chief Financial Officer of OFI Trust Company
                        (trust company subsidiary of the Manager) (since May 2000);
                        Assistant Treasurer of the following: OAC (since March
                        1999),Centennial Asset Management Corporation (March
                        1999-October 2003) and OppenheimerFunds Legacy Program
                        (April 2000-June 2003).  An officer of 96 portfolios in the
                        OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager (since August 2002);
Assistant Treasurer     Manager/Financial Product Accounting of the Manager
since 2004              (November 1998-July 2002). An officer of 96 portfolios in
Age: 36                 the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian C. Szilagyi,      Assistant Vice President of the Manager (since July 2004);
Assistant Treasurer     Director of Financial Reporting and Compliance of First Data
since 2005              Corporation (April 2003-July 2004); Manager of Compliance of
Age: 36                 Berger Financial Group LLC (May 2001-March 2003).  An
                        officer of 96 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary since 2002    Counsel (since March 2002) of the Manager; General Counsel
Age: 58                 and Director of the Distributor (since December 2001);
                        General Counsel of Centennial Asset Management Corporation
                        (since December 2001); Senior Vice President and General
                        Counsel of HarbourView Asset Management Corporation (since
                        December 2001); Secretary and General Counsel of OAC (since
                        November 2001); Assistant Secretary (since September 1997)
                        and Director (since November 2001) of OppenheimerFunds
                        International Ltd. and OppenheimerFunds plc; Vice President
                        and Director of Oppenheimer Partnership Holdings, Inc.
                        (since December 2002); Director of Oppenheimer Real Asset
                        Management, Inc. (since November 2001); Senior Vice
                        President, General Counsel and Director of Shareholder
                        Financial Services, Inc. and Shareholder Services, Inc.
                        (since December 2001); Senior Vice President, General
                        Counsel and Director of OFI Private Investments, Inc. and
                        OFI Trust Company (since November 2001); Vice President of
                        OppenheimerFunds Legacy Program (since June 2003); Senior
                        Vice President and General Counsel of OFI Institutional
                        Asset Management, Inc. (since November 2001); Director of
                        OppenheimerFunds (Asia) Limited (since December 2003);
                        Senior Vice President (May 1985-December 2003); and Acting
                        General Counsel (November 2001-February 2002.  An officer of
                        96 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the
since 2002              Manager/Adviser; Vice President (since 1999) and Assistant
Age: 41                 Secretary (since October 2003) of the Distributor; Assistant
                        Secretary of Centennial Asset Management Corporation (since
                        October 2003); Vice President and Assistant Secretary of
                        Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial
                        Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 96
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager (since
Assistant Secretary     May 2004); First Vice President (April 2001-April 2004),
since 2004              Associate General Counsel (December 2000-April 2004),
Age: 38                 Corporate Vice President (May 1999-April 2001) and Assistant
                        General Counsel (May 1999-December 2000) of UBS Financial
                        Services Inc. (formerly, PaineWebber Incorporated). An
                        officer of 96 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the
Assistant Secretary     Manager (since September 2004); Mr. Gillespie held the
since 2004              following positions at Merrill Lynch Investment Management:
Age: 42                 First Vice President (2001-September 2004); and Director
                        (2000-September 2004) and Vice President (1998-2000). An
                        officer of 96 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------

      As  of  January  11,  2007,  the  Trustees,  nominees  for  Trustee  and officers,  individually and as a group, beneficially owned less than 1% of the outstanding  Class A shares and no Class B, Class C, Class N or Class Y shares of the Fund. The foregoing  statement does not reflect  ownership of shares of the Fund held of record  by an  employee  benefit  plan for  employees  of the
Manager,  other  than the  shares  beneficially  owned  under  the plan by the officers of the Fund listed above. In addition,  each Independent Trustee, and his or her family  members,  does not own  securities of either the Manager or
OppenheimerFunds  Distributor,  Inc.  (the  "Distributor"  of the Fund) or any
person  directly or  indirectly  controlling,  controlled  by or under  common control with the Manager or Distributor.

Independent Registered public Accounting Firm Fees and Services

      KPMG LLP served as the Fund's Independent Registered Public Accounting
for the Fund's fiscal year ended April 30, 2006.  Ernst & Young LLP served as the Fund's Independent Registered Public Accounting Firm for the fiscal year ended April 30, 2005.  At a meeting held on December 14, 2005, the Board of
Trustees appointed KPMG LLP as the Fund's Independent Registered Public
Accounting Firm for the 2006 fiscal year, and dismissed Ernst & Young LLP as the Fund's Independent Registered Public Accounting Firm. This change in the
Fund's auditors was approved by the Fund's Audit Committee and ratified by the Fund's Independent Trustees.

      The report by Ernst & Young LLP on the Fund's financial statements for the fiscal year ended April 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

       During the Fund's fiscal year ended April 30, 2005, there were no disagreements between the Fund and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of
Ernst & Young LLP, would have caused Ernst & Young LLP to make reference thereto in their report, nor were there any "reportable events" as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

      As required by Item 304 of Regulation S-K, Ernst & Young LLP has been provided with the disclosures in the two immediately preceding paragraphs above and has provided the Fund with a letter, included as an exhibit to the
Fund's Form N-SAR for the period ended April 30, 2006 and incorporated herein by reference, expressing that Ernst & Young LLP agrees with the statements made in the disclosures in the two immediately preceding paragraphs.

Audit Fees.  For the fiscal years ended April 30, 2005 and April 30, 2006,
KPMG LLP and Ernst & Young LLP billed the Fund for professional services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for those fiscal years.  The aggregate fees billed for those services by (1) Ernst & Young LLP for the fiscal year ended April 30,
2005 were $19,450, and (2) KMPG LLP for the fiscal year ended April 30, 2006 were $20,000.

Audit-Related Fees.  Audit-related fees are for assurance and related services by KPMG LLP and by Ernst & Young LLP that are reasonably related to the performance of the auditor's review of the Fund's financial statements and are not reported under the prior category.  Audit-related fees would include, among others:  due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards. During the fiscal years ended April 30, 2005 and 2006, there were no audit-related fees billed by Ernst & Young LLP or KPMG LLP for services rendered to the Fund or to the Manager or any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund.  For the fiscal year ended April 30, 2005, Ernst &
Young LLP did not receive any fees from  the Manager or the Manager's parent company and certain affiliated companies that provide ongoing services to the
Fund for these audit-related services.  For the fiscal year ended April 30,
2006, KPMG LLP billed the Manager or the Manager's parent company and certain affiliated companies that provide ongoing services to the Fund $156,805 for these audit-related services.

Tax Fees.  Tax Fees would include tax compliance, tax planning and tax advice.  Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services.
Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.  For such tax services rendered to the Fund or to the Manager or any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund, there were no fees billed by Ernst & Young LLP for the fiscal year ended
April 30, 2005, and $5,000 in fees billed by KPMG LLP for the fiscal year ended April 30, 2006.

All Other Fees.  All other fees would include products and services provided by Ernst & Young or KPMG LLP other than the services reported under the prior three categories. Such fees would include the cost to Ernst & Young or KPMG
LLP of attending audit committee meetings.  There were no fees billed by
Ernst & Young LLP or KPMG LLP for services rendered to the Fund other than the services described above under "Audit Fees" for the fiscal years ended
April 30, 2005 and April 30, 2006.

      For the fiscal year ended April 30, 2005, Ernst & Young LLP billed
$115,000 to the Manager or the Manager's parent company and certain affiliated companies that provide ongoing services to the Fund.  Such fees were paid for services provided to the Fund's Board of Trustees with respect to the annual renewal of the Fund's investment advisory agreement.

      For the fiscal year ended April 30, 2006, KPMG LLP billed no fees for such "other" services provided to the Manager or the Manager's parent company and certain affiliated companies that provide ongoing services to the Fund.

      During its regularly scheduled periodic meetings, the Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by KPMG LLP. The Audit Committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees so pre-approved are presented to the Audit Committee at its next regularly scheduled meeting.

      Pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the fiscal year in which services are provided; 2) such services were not recognized by the Fund at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.  All services described in "Audit-Related Fees", "Tax Fees" and "All
Other Fees" were pre-approved by the Fund's current Audit Committee.

      For the fiscal year ended April 30, 2005, the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Fund, the Manager or any entity controlling, controlled by, or under common control with the
Manager that provides ongoing services to the Fund were $115,000.  For the fiscal year ended April 30, 2006, the aggregate non-audit fees billed by KPMG
LLP for services rendered to the Fund, the Manager or any entity controlling, controlled by, or under common control with the Manager that provides ongoing
services to the Fund were $161,805.   In fiscal years 2005 and 2006, those
billings did not include any prohibited non-audit services as defined by the
Securities Exchange Act of 1934.

       The Fund's current Audit Committee has considered whether the provision of non-audit services that were rendered to the Manager, and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.  No such services were rendered.  Representatives of KPMG LLP are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
             A VOTE FOR THE ELECTION OF THE NOMINEES AS TRUSTEES

                                  PROPOSAL 2

               APPROVAL OF CHANGE IN THE FUND'S DIVERSIFICATION
                  STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED

      The Fund is presently a "diversified company" under the Investment
Company Act.  This means that as to 75% of its assets, no individual security can represent more than 5% of the Fund's total assets, and the Fund cannot own more than 10% of any one issuer's outstanding voting securities.  These restrictions do not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities.  The Fund's diversification policy is a fundamental policy that can only be changed by a shareholder vote.

                           Current Fundamental Policy

         The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than
         10% of that issuer's voting securities. That restriction
         applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other
         investment companies.

      It is proposed that the Fund's diversification policy be eliminated and the Fund be classified as "non-diversified" under the Investment Company Act.

      The Fund's Board of Trustees has approved a change in the Fund's status from a "diversified company" to a "non-diversified company."  If shareholders approve the proposed change in status, the Fund would become a
"non-diversified company" under the Investment Company Act.  The change would enable the Fund to invest in the securities of a single issuer without limit under the Investment Company Act.

      Recently, consolidation in the REIT industry has created a number of very large companies that are included in the FTSE NAREIT Equity Index, the
Fund's benchmark index.  As a diversified fund, the Fund is limited in its ability to take overweight positions in principal benchmark constituents.
The proposed change to non-diversified status is intended to provide the Fund with more investment flexibility to respond to consolidation in the REIT industry and take larger positions in one or more issuers in the REIT industry.

      However, as a non-diversified company, the Fund would continue to operate in a manner so that it will qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify).  If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions.  First, not more than 25%
of the market value of the Fund's total assets may be invested in the securities of a single issuer (other than Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly-traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources).  Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The proposed change to a non-diversified  status may subject the Fund to
additional   risk.  To  the  extent  the  Fund  invested  a  relatively   high
percentage  of its assets in the  obligations  of a single issuer or a limited number of  issuers,  the Fund would be subject to  additional  risk of loss if those  obligations  lose  market  value or the  issuer  of  those  obligations defaults.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL.

                          INFORMATION ABOUT THE FUND

Fund Information. As of the close of business on the Record Date, the Fund had 25,638,368.566 shares outstanding, consisting of 11,873,288.547 Class A,
1,771,794.353 Class B, 2,431,437.326 Class C, 709,237.582 Class N and
8,852,610.758 Class Y shares. Each share has voting rights as stated in this
Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. Occasionally, the number of shares of the Fund held in
"street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding.  As of the Record Date, to the best of the knowledge of the Fund, the following shareholders owned of record or beneficially owned 5% or more of any class the outstanding voting shares of such Fund:

Mass Mutual Life Insurance Co., Separate Investment Acct., 1295 State St.,
Springfield, MA 01111-0001, which owned 1,487,010.468 Class A shares
(representing approximately 12.52% of the Class A shares then outstanding).

Charles Schwab & Co. Inc., Special Custody Acct. for the Exclusive Benefit of
Customers, Attn. Mutual Funds, 101 Montgomery Street., San Francisco, CA
94104-4122, which owned 728,792.471 Class A shares (representing approximately 6.13% of the Class A shares then outstanding).

Citigroup Global Mkts Inc., Attn. Cindy Tempesta, 7th Floor, 333 West 34th
Street., New York, NY 10001-2483, which owned 164,859.263 Class C shares
(representing approximately 6.78% of the Class C shares then outstanding).

Orchard Trust Co. LLC, FBO Oppen Recordkeeerpro, 815 Orchard Rd, Greenwood
Village, CO 80111-500, which owned 48,265.882 Class N shares (representing approximately 6.80% of the Class N shares then outstanding).

Oppenheimer Portfolio Series Active Allocation, Attn: FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned
4,161,116.471 Class Y shares (representing approximately 47.00% of the
Class Y shares then outstanding).

Mass Mutual Pension Plan, Alternate Invest Pool SA, Attn: Jack Burg TS08,
1295 State St., Springfield, MA 01111-0001, which owned 1,357,481.718 Class Y shares (representing approximately 15.33% of the Class Y shares then outstanding).

Mass Mutual Life Insurance Co., Separate Investment Acct., 1295 State St.,
Springfield, MA 01111-0001, which owned 1,327,206.049 Class Y shares
(representing approximately 14.99% of the Class Y shares then outstanding).

Oppenheimer Portfolio Series Moderate Investor, Attn: FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned
1,317,931.461 Class Y shares (representing approximately 14.88% of the
Class Y shares then outstanding).

Oppenheimer Portfolio Series Conservative Investor, Attn: FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned
488,610.331 Class Y shares (representing approximately 5.51% of the Class Y shares then outstanding).

The Manager, the Distributor, the Sub-Advisor and the Transfer Agent. Subject
to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc. (the
"Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Fund's shares. The Manager (including affiliates and subsidiaries) currently manages investment companies, including the
Oppenheimer funds, with assets of more than $235 billion as of December 31,
2006, with more than 6 million shareholder accounts. The Manager is a wholly owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The
Manager, the Distributor and OAC are located at Two World Financial Center,
225 Liberty Street, 11th Floor, New York, NY 10281-1008. MassMutual is
located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii)
MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

      The Manager has retained the Sub-Advisor, Cornerstone Real Estate
Advisers LLC, to provide day-to-day portfolio management for the Fund. The
Sub-Advisor has operated as an investment advisor since 1994. As of June 30,
2006, the Sub-Advisor's total assets under management were $7.6 billion. The
Sub-Advisor is an indirect, wholly-owned subsidiary of Massachusetts Mutual
Life Insurance Company ("MassMutual") of Springfield, Massachusetts, the
parent company of the Manager, and is located at One Financial Plaza, Suite
1700, Hartford, Connecticut 06103-2604.

      OppenheimerFunds Services, a division of the Manager, located at 6803
South Tucson Way, Centennial, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Fund.

Reports to Shareholders and Financial Statements. The Annual Report to
Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended April 30, 2006, has previously been sent to shareholders.
The Semi-Annual Report to Shareholders of the Fund as of October 31, 2006,
also has previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report and Semi-Annual Report by writing the Fund at the address above, or calling the Fund at 1.800.708.7780 or visiting the Manager's website at www.oppenheimerfunds.com. The Fund's transfer agent will provide a copy of the reports promptly upon request.

      To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each Prospectus and Annual and Semi-Annual Report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

      If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at
1.800.708.7780. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

                              VOTING INFORMATION

How do I vote?

      Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot and mailing the proxy ballot in the postage paid envelope provided.  You also may vote your shares via the internet or by telephone by following the instructions on the attached proxy ballot and accompanying materials.  You may cast your vote by attending the Meeting in person if you are a record owner.

      If you need assistance, have any questions regarding a Proposal or need a replacement proxy ballot, you may contact us toll-free at 1-800-225-5677
(1-800-CALL-OPP).  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled "Revoking a Proxy".

      If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of each Proposal.

o     Internet Voting. You may vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

o     Telephone Voting.  You also may vote by telephone.  Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

      As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

      In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposal listed on the proxy ballot, and ask for the shareholder's instructions on such proposal.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy
      Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.  For additional information, see also the section below titled "Solicitation of Proxies".

Who is entitled to vote and how are votes counted?

      Shareholders of record of the Fund at the close of business on January
11, 2007 (the "Record Date") will be entitled to vote at the Meeting.  On
January 11, 2007, there were 25,638,368.566 outstanding shares of the Fund, consisting of 11,873,288.547, Class A shares, 1,771,794.353 Class B shares,
2,431,437.326 Class C shares, 709,237.582 Class N shares and 8,852,610.758
Class Y shares.  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of the Fund held on the Record Date.

      The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.  You may direct the proxy holders to vote your shares by checking the appropriate box as follows:

o     For Proposal 1 (Election of Trustees), "FOR ALL"; "WITHOLD AUTHORITY
         FOR ALL"; or "FOR ALL EXCEPT", in which case you must identify the
         Trustee nominees for which you are withholding authority.

o     For Proposal 2 (Change in Diversification Status), "FOR" OR "AGAINST or
         instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.

Quorum and Required Vote

      For Proposal 1 (Election of Trustees), the presence in person or by proxy of the holders of record of one-third of the Fund's total shares outstanding and entitled to vote constitute a quorum at the Meeting.  Persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven nominees receiving the highest number of affirmative votes at the Meeting will be elected.

      For Proposal 2 (Change in Diversification Status), the presence in person or by proxy of a majority (as that term is defined in the Investment
Company Act) of the Fund's shares outstanding and entitled to vote constitutes a quorum at the Meeting.  The affirmative vote of the holders of a majority of the shares of the Fund outstanding and entitled to vote is necessary to approve Proposal 2. Under the Investment Company Act, such a
"majority" vote is defined as the vote of the holders of the lesser of (1)
67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.  Shares whose proxies reflect an abstention on Proposal 2 are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for Proposal 2.  However, abstentions will have the same effect as a vote "against" Proposal 2.

      In absence of a quorum or if a quorum is present but sufficient votes to approve the Proposal are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders.

Solicitation of Proxies

      The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be borne by the Fund.

      Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of the Fund and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the
Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

      In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a hired proxy solicitation firm, the cost of which will be borne by the Fund.

      If a proxy solicitation firm is hired, it is anticipated that the cost to the Fund of engaging a proxy solicitation firm would not exceed $5,000, plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes.  Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining The Altman Group, Inc.  Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party;
and (iii) required to comply with applicable telemarketing laws.

o     Voting By Broker-Dealers.  Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on
      instructions received from its customers.

      For Proposal 1 (Election of Trustees), if no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules)
      give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with the proposals.
      Beneficial owners of street account shares cannot vote at the meeting.
      Only record owners may vote at the meeting.

      For Proposal 2 (Change in Diversification Status), if no instructions are received, the broker-dealer does not have discretionary power
      ("broker non-vote") to vote such street account shares on Proposal 2 under applicable stock exchange rules.  This "broker non-vote" occurs when a proxy is received from a broker and the broker does not have discretionary authority to vote the shares on that matter.  Broker non-votes will not be counted as present nor entitled to vote for purposes of determining a quorum nor will they be counted as votes
      "FOR" or "AGAINST" Proposal 2.  Beneficial owners of street account shares cannot vote at the meeting.  Only record owners may vote at the meeting.

o     Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.
      Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting
      Date, will be voted by the trustee for such accounts in the same proportion as shares for which voting instructions from the Fund's other shareholders have been timely received.

Revoking a Proxy

      You may revoke a previously granted proxy at any time before it is exercised by: (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and sending to the Fund a later-dated proxy, (3)
telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

      The Board of Trustees of the Fund does not intend to bring any matters before the Meeting other than those described in this Proxy Statement.
Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting.  The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

o     Shareholder Proposals.  The Fund is not required and does not intend to hold shareholder meetings on a regular basis.  Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (for certain matters and under special conditions described in the Fund's Statement of Additional Information).  Under
      the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting.  Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either
      (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.
      Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy
      Statement in order to be included in this Proxy Statement.  A proposal submitted for inclusion in the Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this
      Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

o     Shareholder Communications to the Board.  Shareholders who desire to communicate generally with the Board should address their
      correspondence to the Board of Trustees of the Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way,
      Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee, the shareholder should so indicate.

                                    By Order of the Board of Trustees,

                                    Robert G. Zack, Secretary
                                    February 12, 2007

[GRAPHIC OMITTED][GRAPHIC OMITTED]                                   PROXY CARD

                            OPPENHEIMER REAL ESTATE FUND

     PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2007

     The  undersigned,  revoking  prior proxies,  hereby  appoints Brian Wixted,
Brian Szilagyi,  and Kathleen Ives, and each of them, as  attorneys-in-fact  and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the  undersigned  on the record  date at the  Special  Meeting of
Shareholders  of  Oppenheimer  Real Estate Fund (the  "Fund") to be held at 6803
South Tucson Way,  Centennial,  Colorado,  80112, on April 5, 2007, at 1:00 P.M.
Mountain Time, or at any adjournment  thereof,  upon the proposals  described in the Notice of Meeting  and Proxy  Statement,  which  have been  received  by the undersigned.

     This proxy is solicited on behalf of the Fund's Board of Trustees,  and the proposals  (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

     When  properly  executed,  this  proxy  will be voted as  indicated  on the reverse side or "FOR" the proposals if no choice is indicated. The proxy will be voted in  accordance  with the  proxy  holders'  best  judgment  as to any other matters that may arise at the Meeting.

                                       Note:  Please sign this proxy  exactly as
                                      your  name or names  appear  hereon.  Each
                                      joint  owner  should  sign.  Trustees  and
                                      other  fiduciaries   should  indicate  the
                                      capacity   in  which  they   sign.   If  a
                                      corporation,    partnership    or    other
                                      entity,  this signature  should be that of
                                      a duly  authorized  individual  who should
                                      state his or her title.

                                          ______________________________________
                                          Signature                         Date

                                          ______________________________________
                                          Signature (if held jointly)       Date

                                          ______________________________________
                                          Title if a corporation, partnership or
                                          other entity

                                         FOLD HERE

     YOUR VOTE IS  IMPORTANT,  NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE
ARE SUBMITTING FOR YOUR  CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS
A FUND  SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY  STATEMENT AND CAST
YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.  Internet:  Log on to  www.myproxyonline.com.  Make  sure to  Control Number:
               have this proxy card  available when you plan to
               vote  your  shares.  You will  need the  control
               number and check  digit  found in the box at the
               right at the time you execute your vote.
2.  Touchtone  Simply dial toll-free  1-866-458-9856 and follow     Check Digit:
    Phone:     the  automated  instructions.  Please  have this
               proxy card available at the time of the call.
3.  Mail:      Simply  sign,  date,  and  complete  the reverse
               side of this  proxy  card and  return  it in the
               postage paid envelope provided.

TAGID: "TAG ID"                                                   CUSIP: "CUSIP"

                                                                      PROXY CARD

                            OPPENHEIMER REAL ESTATE FUND

     PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2007

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSALS:

1.    Election of
      Trustees

      1 Brian F. Wruble      5 Mary F. Miller            9 Joseph M. Wikler
      2 Mathew P. Fink       6 Joel W. Motley           10 Peter I. Wold
      3 Robert G. Galli      7 Kenneth A. Randall       11 John V. Murphy
      4 Phillip A. Griffiths 8 Russell S. Reynolds, Jr.

                                                  FOR ALL
            FOR ALL            WITHOLD ALL        EXCEPT
              [ ]                  [ ]             [ ]
        If you wish to withhold authority to vote your shares
        "FOR" a particular nominee,
        mark the "FOR ALL EXCEPT" box and write the nominee's
        number(s) on
        the line provided below.  Your shares will be voted "FOR" any remaining nominee(s).

        -----------------------------------------------------

2.    Proposal to change the Fund's status from a diversified fund to a non-diversified fund.

              FOR                AGAINST           ABSTAIN
              [ ]                 [ ]                [ ]

3.    To transact such other business as may properly come
      before the Meeting,
      or any adjournments thereof.